Exhibit 99.2

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

DATED SEPTEMBER 18, 2003

CAMBRIDGE ANTIBODY TECHNOLOGY LIMITED	(1)

and

DYAX CORP.	(2)

SECOND AMENDMENT AGREEMENT

CONTENTS

Clause	Heading

1.	Definitions

2.	Agreement to Amend the Amendment Agreement

3.	Elimination of D2E7 Payments

4.	Other Changes to the Amendment Agreement

THIS SECOND AMENDMENT AGREEMENT is made on September 18, 2003

BETWEEN:

(1)                                  CAMBRIDGE ANTIBODY TECHNOLOGY LIMITED (Registered in England No. 2451177) whose registered office is at The Milstein Building, Granta Park, Cambridge, Cambridgeshire, CB1 6GH, UK (“CAT”).

(2)                                  DYAX CORP. a corporation organised and existing under the laws of the State of Delaware having its principal place of business at 300 Technology Square, Cambridge, Massachusetts 02139 USA (“Dyax”).

BACKGROUND:

(a)                                  The Parties entered into the Original Agreements and an Amendment Agreement (as defined below) regarding the use of their respective rights in (b) and (c) below.

(b)                                 CAT is the owner or exclusive licensee (pursuant to an agreement dated 7 January 1997 between CAT and the MRC) of the Antibody Phage Display Patents (as defined in the Amendment Agreement).

(c)                                  Dyax has the right to grant licenses to certain technology described and claimed in   US Patent No. 5,223,409 entitled “Directed Evolution of Novel Binding Proteins”,  US Patent No. 5,403,484 entitled “Viruses Expressing Chimeric Binding Proteins”, US Patent No. 5,571,698 entitled “Directed Evolution of Novel Binding Proteins”, and other Patent Rights (as defined in the Original Agreements).

(d)                                 By this Second Amendment Agreement the Parties wish to amend the terms of the Amendment Agreement.

In consideration of the mutual covenants and undertakings set out below, THE PARTIES AGREE as follows:

1.             Definitions

1.1           In this Second Amendment Agreement, the terms defined in this clause shall have the meanings specified below:

“Amendment Agreement” means the agreement to amend the Original Agreements made between CAT and Dyax dated 3 January 2003;

“Second Amendment Agreement” means this agreement and any and all Schedules, appendices and other addenda to it as may be amended from time to time in accordance with the provisions of this agreement.

“Development and License Agreement” means the agreement referred to in Clause 8.6A of the Amendment Agreement.

All capitalized terms not defined in this Second Amendment Agreement shall have the same meaning as in the Amendment Agreement.

1.2                                 The headings to clauses are inserted for convenience only and shall not affect the interpretation or construction of this Second Amendment Agreement.

1.3                                 Words imparting the singular shall include the plural and vice versa. References to persons include an individual, company, corporation, firm or partnership.

1.4                                 The words and phrases “other”, “including” and “in particular” shall not limit the generality of any preceding words or be construed as being limited to the same class as any preceding words where a wider construction is possible.

1.5                                 References to any statute or statutory provisions of the United Kingdom shall include (i) any subordinate legislation made under it, (ii) any provision which it has superseded or re-enacted (whether with or without modification), and (iii) any provision which subsequently supersedes it or re-enacts it (whether with or without modification. References to any statute or regulation of the United States of America means that statute or regulation as it may be amended, supplemented or otherwise modified from time to time, and any successor statute or regulation.

2.             Agreement to Amend the Amendment Agreement.

2.1                                 In accordance with Clause 18 of the Amendment Agreement (which incorporates Section 9.6 of both Original Agreements), this Second Amendment Agreement hereby amends the Amendment Agreement as set out below.

2.2                                 For the avoidance of doubt, all other terms of the Original Agreements and the Amendment Agreement not amended or replaced by this Second Amendment Agreement shall remain in full force and effect.  In the event of a conflict between this Second Amendment Agreement and the Original Agreements and/or this Second Amendment Agreement and the Amendment Agreement, the terms of this Second Amendment Agreement will prevail.

3.                                      Elimination of D2E7 Payments.

3.1                                 As a condition of CAT agreeing to the amendments set out at Clause 4.1 to 4.17 below of this Second Amendment Agreement, Dyax agrees that CAT will have no obligations whatsoever to make any payments (whether by way of royalty, milestone or otherwise) to Dyax under either the Original Agreements or Amendment Agreement or for any other reason in relation to the sums CAT may have received or will receive in respect of the D2E7 product developed by CAT under the Abbott Agreement or any agreement which replaces or amends the Abbott Agreement in the future. Dyax, on behalf of itself and its assigns and successors (each a “Dyax Entity”), hereby releases and forever discharges CAT, its Affiliates, assignees, successors and licensees and predecessors and any directors and officers of the foregoing (each a “CAT Entity”) from any and all actions, courses of action, claims, demands, damages and expenses and any other thing in law, equity or otherwise whether now known or unknown or which have ever existed, now exist or which may exist in the future which any Dyax Entity may have against any CAT Entity arising out of or relating to any agreements, events or conduct relating to the D2E7 product developed by CAT under the Abbott Agreement.

3.2                                 In accordance with Clause 3.1 above, this Second Amendment Agreement hereby amends the Amendment Agreement by deleting Clauses 12.2, 12.3, 12.4, 12.5, 12.6, 12.7, 12.8, 12.9, 12.10 and 12.11.  Clause 12.1 of the Amendment Agreement is hereby amended so that the words “Subject to Clauses 12.2 and 12.9” in the first line are deleted.  In addition, the definitions of “CAT Stock”, “CAT Stock Price” and “Consideration Shares” are deleted from Clause 1 of the Amendment Agreement.  Clauses 13.3.1, 13.3.2 and 13.3.3 are hereby deleted from the Amendment Agreement.

4.                                      Other Changes to the Amendment Agreement.

4.1                                 The definition of “Additional Licence Allocation” contained in the Amendment Agreement is hereby amended by the deletion of the words “[*****]” in the first line of the definition and the replacing of those words with “[*****]”.

4.2                                 The definition of “Initial Licence Allocation” contained in the Amendment Agreement is hereby amended by the deletion of the words “[*****]” in the first line of the definition and the replacing of those words with “[*****]” and the deletion of the words “[*****]” in the second line of the definition and the replacing of those words with “[*****]”.

4.3                                 Clause 3.1 of the Amendment Agreement is hereby amended so that the words “[*****]” in the first line of Clause 3.1(b) are deleted and replaced by the words “[*****]”.

4.4                                 Clause 3.2 of the Amendment Agreement is hereby amended so that (a) the words “[*****]” in the second line of Clause 3.2 are deleted and replaced with the words “[*****]”; and (b) the words “[*****]” in Clause 3.2(d) are deleted and replaced by the words “[*****]”.

4.5                                 Clause 3.4 of the Amendment Agreement is hereby amended so that the words “[*****]” in the fifth line of Clause 3.4 are deleted and replaced by the words “[*****]”.

4.6                                 Clause 3.5 of the Amendment Agreement is hereby amended so that (a) the words “subject to Clause 3.6” in the second line are deleted; and (b) the words “[*****]” in the third line are deleted and replacing these words with “[*****]”.

4.7                                 Clause 3.6 of the Amendment Agreement is hereby deleted in its entirety and marked instead as “not used”.  All references to Clause 3.6 in the Amendment Agreement are hereby deleted.

4.8                                 Clause 4.2 of the Amendment Agreement is hereby amended so that the words “[*****]” in the last sentence of that clause are deleted and replaced with “[*****]”.

  Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

4.9                                 Clause 4.2 of the Amendment Agreement is hereby amended so that a new sentence is hereby added to the end of Clause 4.2 as follows:

“Should, at any time during which a Nominated Target is reserved for Dyax in accordance with this Clause 4.2, a Third Party request from CAT an exclusive license in respect of the relevant Nominated Target, CAT will promptly notify Dyax in writing.  Dyax will then have a period of [*****] days from the date of CAT’s notice to decide whether or not it wishes to take a Product Licence for that Nominated Target.  If Dyax notifies CAT within that period that it does not wish to take such a Product Licence or fails to notify CAT at all then such Nominated Target shall no longer be reserved for Dyax and CAT may grant an exclusive license in respect of such Nominated Target to the Third Party.”

4.10                           The CAT Gatekeeping Procedure set out in Schedule 2 is hereby amended by inserting the words “pursuant to an agreement with that Third Party which was entered into prior to the Commencement Date of this Agreement” after “Third Party” at the end of the second line of paragraph number 1.  In addition, paragraph numbers 2 and 3 of the Gatekeeping Procedure set out in Schedule 2 are hereby deleted and replaced with a new paragraph number 2 as follows:

“2.  CAT is, at of the date of submission of the Target Option Notice by Dyax, engaged in internal research and/or development with respect to such a Nominated Target (as can be measured by reliable or verifiable means).”

4.11                           Clause 5.3 of the Amendment Agreement is hereby amended by adding the words “subject to termination for any other reason under this Agreement, and Dyax shall be able to continue to develop, sell or otherwise supply Products against such Nominated Target in the Excluded Field” at the end of Clause 5.3.

4.12                           The Acceptance Fee of “US$[*****]” at Clauses 8.1.1, 8.2.1, 8.3.1 and 8.3.4 (a) of the Amendment Agreement is hereby deleted and replaced with the figure “US$[*****]”.

4.13                           Under Clause 8.6 shall be added new Clause 8.6A as follows:

  Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

“8.6A                       The Parties hereby agree that, notwithstanding any provision of this Agreement (including without limitation Clauses 8.4, 8.5 and 8.6 of this Agreement), with respect to any [*****] used for [*****] that is developed under that certain Development and License Agreement between Dyax and a Third Party dated [*****] (the “Development and License Agreement”), Dyax’s sole obligation to CAT is to pay to CAT [*****] percent ([*****]%) of all royalties, milestones and other sums (including any consideration in kind) received by Dyax in relation to such [*****] product, except that Dyax shall not pay to CAT any percentage of Full Time Equivalent based funded research payments received by Dyax under the Development and License Agreement.”

4.14                           Clause 14.1 of the Amendment Agreement is hereby deleted and replaced as follows:-

“14.1  The options granted by CAT in Clause 3 will continue until (a) 31 December 2017; or (b) the termination of this Agreement in accordance with Clause 14.3 below.”

4.15                           A new Clause 14.5 is hereby added to the Amendment Agreement as follows:

“14.5       (a)           If Dyax (or any Affiliate of Dyax to which Dyax may assign this Agreement in accordance with Clause 17.1 below) undergoes a Change of Control (as defined in (c) below), then the amendments set forth in Clauses 4.1 through 4.8 of the Second Amendment Agreement shall be void and without effect and the relevant clauses of this Agreement shall revert to the original terms of this Agreement as of the Commencement Date.  For the avoidance of doubt, the Parties acknowledge that in the event Dyax undergoes a Change of Control, Dyax shall have the number of options to obtain Product Licences as set forth in this Agreement as of the Commencement Date (which equals [*****] options) (the “Original Options”) and Dyax shall no longer have rights to exercise the [*****] options added by the Second Amendment Agreement.

(b)           Furthermore, in the event of any merger or other transaction of Dyax with any Competing Antibody Company where, immediately following the transaction, the

  Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

outstanding voting equity securities of the surviving entity then held by its equity security holders who were equity security holders of Dyax immediately before the transaction represent less than [*****] percent ([*****]%) of the outstanding voting equity securities of the surviving entity after the transaction, then any unexercised Original Options shall terminate.

(c)           For the purposes of this Clause 14.5, “Change of Control” means any merger or other transaction of Dyax with any Third Party where, immediately following the transaction, the outstanding voting equity securities of the surviving entity then held by its equity security holders who were equity security holders of Dyax immediately before the transaction represent less than [*****] percent ([*****]%)  of the outstanding voting equity securities of the surviving entity.”

4.16                           Clause 17.1 of the Amendment Agreement is hereby deleted and replaced as follows:-

“17.1 Subject to Clause 6.9, this Agreement may not be assigned by either Party without the prior written consent of the other Party, except that either Party may assign this Agreement to any of its Affiliates or, subject to Clause 14.5, either Party may assign this Agreement to a successor in connection with the merger, consolidation or sale of all or substantially all of its assets or the portion of its business pertaining to the subject matter of this Agreement with prompt notice to the other Party of such assignment.  This Agreement shall inure for the benefit of and be binding on the Parties and their respective lawful successors and assignees.”

4.17                           Clause 16.2 and Schedule 5 of the Amendment Agreement are hereby deleted.  Clause 16.3 of the Amendment Agreement is hereby renumbered as Clause 16.2 and the words “except for any dispute regarding D2E7 which shall be resolved under clause 16.2”, are hereby deleted.

4.18                           This Second Amendment Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

  Confidential materials omitted and filed separately with the Securities and Exchange Commission.  Asterisks denote such omission.

IN WITNESS OF THE ABOVE the Parties have signed this Second Amendment Agreement on the date written at the head of this Second Amendment Agreement.

SIGNED by:

/s/ Diane M. Mellette
for and on behalf of	Authorised Signatory

CAMBRIDGE ANTIBODY TECHNOLOGY LIMITED

SIGNED by

/s/ Jack Morgan
for and on behalf of	Senior Vice President and Authorised Signatory

DYAX CORP.